UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-03031
Morgan Stanley Tax-Free Daily Income Trust
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York	10036
(Address of principal executive offices)	(Zip code)
Randy Takian
522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)
Registrant’s telephone number, including area code: 212-296-6990
Date of fiscal year end: December 31
Date of reporting period: June 30, 2010
Item 1 — Report to Shareholders

INVESTMENT MANAGEMENT

Welcome, Shareholder:

In this report, you’ll learn about how your investment in Morgan Stanley Tax-Free Daily Income Trust performed during the semiannual period. We will provide an overview of the market conditions, and discuss some of the factors that affected performance during the reporting period. In addition, this report includes the Fund’s financial statements and a list of Fund investments.

This material must be preceded or accompanied by a prospectus for the fund being offered.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Fund. Please see the prospectus for more complete information on investment risks.

Fund Report

For the six months ended June 30, 2010

Market Conditions

Overall, conditions in the tax-exempt money market have improved in recent months. Demand for variable rate demand notes (or VRDNs, which represent the majority of short-term tax-exempt instruments) has been strong due to the attractive relative value of these securities versus Treasury bills. In the first six months of 2010, yields on weekly VRDNs, as measured by the Securities Industry and Financial Markets Association (SIFMA) Index, averaged 100 percent of yields on comparable taxable issues.

Recently, we have seen more issuers coming to market with one-year notes, which served to increase overall supply in the market and cause credit spreads to widen. Additionally, we have seen a bifurcated market as municipal issuers with stellar credit have benefited by issuing debt at very attractive rates while issuers who have been hit harder by the economic downturn are paying higher rates for their short-term financing.

For the first time since the outset of the recession, state governments saw year-over-year tax collections rise in the first quarter of 2010, but revenues were still well below pre-recession levels for most states. According to an analysis of Census Bureau data released by the Nelson A. Rockefeller Institute of Government at the State University of New York, state tax revenues increased 2.5 percent to $164.5 billion during the quarter, but much of this increase came from two states, California and New York, that have raised taxes in an attempt to close budget gaps. The Institute’s report also noted that data from the 42 states that have released tax figures for April and May of this year suggests revenues for the second quarter grew less than one percent. With tax revenues still lagging and the phasing out of state assistance that was part of the federal economic stimulus plan, state budgets are expected to be under strain for several years.

Performance Analysis

As of June 30, 2010, Morgan Stanley Tax-Free Daily Income Trust had net assets of approximately $238 million and an average portfolio maturity of 15 days. For the six-month period ended June 30, 2010, the Fund provided a total return of 0.00 percent. For the seven-day period ended June 30, 2010, the Fund provided an effective annualized yield of 0.01 percent (subsidized) and −0.40 percent (non-subsidized) and a current yield of 0.01 percent (subsidized) and −0.40 percent (non-subsidized), while its 30-day moving average yield for June was 0.01 percent (subsidized) and −0.38 percent (non-subsidized). Yield quotations more closely reflect the current earnings of the Fund. The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown. Past performance is no guarantee of future results.

Protecting the safety and liquidity of the Fund’s assets remained our first priority throughout the reporting period. To that end, we have focused on tax-exempt securities where our credit and risk teams have confidence in the quality of the issuer, the structure of the program, and the financial strength of the supporting institutions. In particular, investments have focused on issues with direct revenue streams such as water and sewer bonds. Furthermore, we continued to maintain a high level of liquidity in the portfolio with weighted average maturities on the short end of the maturity spectrum.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

PORTFOLIO COMPOSITION as of 06/30/10
Variable Rate Municipal Obligations	84.0%
Tax-Exempt Commercial Paper	8.1
Municipal Notes	4.9
Investment Company	3.0

MATURITY SCHEDULE as of 06/30/10
1	– 30 Days	90.3%
31	– 60 Days	2.9
61	– 90 Days	3.2
91	– 120 Days	2.1
121	+ Days	1.5

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned above. Portfolio composition and maturity schedule are as a percentage of total investments. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

Investment Strategy

The Fund will invest in high quality, short-term securities that are normally municipal obligations that pay interest exempt from federal income taxes. The Investment Adviser seeks to maintain the Fund’s share price at $1.00. The share price remaining stable at $1.00 means that the Fund would preserve the principal value of your investment.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

For More Information About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the

SEC’s web site, http://www.sec.gov. You may also review and copy them at the SEC’s public reference room in Washington, DC. Information on the operation of the SEC’s public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-1520.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 869-NEWS, 8:00 a.m. to 8:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including advisory fees; distribution and shareholder servicing fees; other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 01/01/10 – 06/30/10.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds that have transactional costs, such as sales charges (loads) or exchange fees.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period@
			01/01/10 –
	01/01/10	06/30/10	06/30/10
Actual (0.00% return)	$1,000.00	$1,000.00	$1.64
Hypothetical (5% annual return before expenses)	$1,000.00	$1,023.16	$1.66

@	Expenses are equal to the Fund’s annualized expense ratio of 0.33% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). If the fund had borne all of its expenses, the annualized expense ratio would have been 0.74%.

Investment Advisory Agreement Approval

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Fund’s Administrator (as defined herein) under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Investment Adviser’s expense. (The Investment Adviser and the Administrator together are referred to as the “Adviser” and the advisory and administration agreements together are referred to as the “Management Agreement.”) The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper, Inc. (“Lipper”).

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Fund. The Board determined that the Adviser’s portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as determined by Lipper, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund’s performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance as of December 31, 2009, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund’s performance was below its peer group average for the one-year and three-year periods and better than its peer group average for the five-year period. The Board discussed with the Adviser the level of the advisory and administration fees (together, the “management fee”) for this Fund relative to comparable funds advised by the Adviser and compared to its peers as determined by Lipper. In addition to the management fee, the Board also reviewed the Fund’s total expense ratio. The Board noted that while the Fund’s management fee was higher but close to its peer group average, the total expense ratio was lower than its peer group average. After discussion, the Board concluded that the Fund’s management fee and total expense ratio were competitive with its peer group average, and that the Fund’s performance was acceptable.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund’s total expense ratio and particularly the Fund’s management fee rate, which includes breakpoints. In conjunction with its review of the Adviser’s profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser’s expenses and profitability supports its decision to approve the Management Agreement.

Other Benefits of the Relationship

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, “float” benefits derived from handling of checks for purchases and sales, research received by the Adviser generated from commission dollars spent on funds’ portfolio trading and fees for distribution and/or shareholder servicing. The Board reviewed with the Adviser each of these arrangements and the reasonableness of the Adviser’s costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund’s operations and the Board’s confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund’s Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund’s business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. The Board considered these factors over the course of numerous meetings, some of which were in executive session with only the Independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Management Agreement.

Morgan Stanley Tax-Free Daily Income Trust
Portfolio of Investments - June 30, 2010 (unaudited)

PRINCIPAL
AMOUNT IN		COUPON	DEMAND
THOUSANDS		RATE (a)	DATE (b)	VALUE

	Short-Term Variable Rate Municipal Obligations (83.9%)
	Alaska
$1,000	Alaska Housing Finance Corporation, Home Mortgage Ser 2009 A	0.25%	07/07/10	$1,000,000
	Arizona
1,000	Arizona Health Facilities Authority, Banner Health Ser 2008 D ROCs II-R Ser 11687	0.44	07/07/10	1,000,000
	Colorado
	City of Colorado Springs
2,515	Utilities System Sub Lien Ser 2005 A	0.25	07/07/10	2,515,000
3,000	Utilities System Sub Lien Ser 2009 C	0.26	07/07/10	3,000,000
5,250	Colorado Educational & Cultural Facilities Authority, Capital Christian School Ser 2007	0.43	07/07/10	5,250,000
3,700	Westminster Economic Development Authority, Tax Increment Mandalay Gardens Urban Renewal Ser 2009	0.30	07/07/10	3,700,000
	Delaware
2,300	Delaware State Economic Development Authority, Archmere Academy Inc Ser 2006	0.30	07/07/10	2,300,000
3,900	Delaware State Health Facilities Authority, Christiana Care Health Services Ser 2008 A	0.12	07/01/10	3,900,000
	Florida
1,000	Florida State Board of Education, Capital Outlay Ser 2005 G ROCs II-R Ser 12017	0.31	07/07/10	1,000,000
	Highlands County Health Facilities Authority
1,000	Adventist Health System/Sunbelt Obligated Group Ser 2005 I	0.26	07/07/10	1,000,000
1,000	Adventist Health System/Sunbelt Obligated Group Ser 2006 B-2	0.26	07/07/10	1,000,000
1,600	Adventist Health System/Sunbelt Obligated Group Ser 2007 A-2	0.26	07/07/10	1,600,000
1,000	Orange County Health Facilities Authority, Orlando Regional Healthcare System Ser 2008 E	0.27	07/07/10	1,000,000
	Orlando-Orange County Expressway Authority
1,760	Ser 2008 B-3	0.25	07/07/10	1,760,000
4,100	Ser 2008 B-4	0.25	07/07/10	4,100,000
1,000	Pinellas County Health Facilities Authority, Baycare Health System Ser 2009 A-2	0.29	07/07/10	1,000,000
	Georgia
1,500	Bartow County Development Authority, Georgia Power Company Plant Bowen First Series 2009	0.19	07/01/10	1,500,000
4,000	Monroe County Development Authority, Georgia Power Co. Scherer Plant Second Ser 2009	0.19	07/01/10	4,000,000
	Illinois
2,300	Chicago Board of Education, Ser 2009 A-1	0.29	07/07/10	2,300,000
1,600	County of Cook, Ser 2002 B	0.24	07/07/10	1,600,000
1,675	Illinois Finance Authority, Advocate Health Care Network Ser 2008 Subser C-2B	0.22	07/07/10	1,675,000

See Notes to Financial Statements

Morgan Stanley Tax-Free Daily Income Trust
Portfolio of Investments - June 30, 2010 (unaudited) continued

PRINCIPAL
AMOUNT IN		COUPON	DEMAND
THOUSANDS		RATE (a)	DATE (b)	VALUE
	Indiana
	Indiana Finance Authority
$995	Sisters of St Francis Health Services Inc Ser 2008 I	0.20%	07/07/10	$995,000
2,380	Trinity Health Ser 2008 D-1	0.23	07/07/10	2,380,000
3,180	Trinity Health Ser 2008 D-2	0.23	07/07/10	3,180,000
	Iowa
2,000	Iowa Higher Education Loan Authority, Grinnell College Ser 2008	0.31	07/07/10	2,000,000
	Maryland
1,000	Maryland Economic Development Corporation, Howard Hughes Medical Institute Ser 2008 A	0.17	07/07/10	1,000,000
2,300	Maryland Health & Higher Educational Facilities Authority, Catholic Health Initiatives Ser 1997 B	0.25	07/07/10	2,300,000
	Massachusetts
555	Massachusetts Bay Transportation Authority, Senior Sales Tax Window Ser 2010 A	0.40	09/15/10	555,000
3,635	Massachusetts Development Finance Agency, Cushing Academy Ser 2004	0.31	07/07/10	3,635,000
	Massachusetts Health & Educational Facilities Authority
1,000	Harvard University Ser 2005 C ROCs II-R Ser 10390	0.31	07/07/10	1,000,000
2,000	Partners HealthCare System Inc 2003 Ser D-2	0.26	07/07/10	2,000,000
30	Partners HealthCare System Inc 2005 Ser F-3	0.27	07/07/10	30,000
1,300	Massachusetts State Department of Transportation, Metropolitan Highway System Ser 2010 A-2	0.22	07/07/10	1,300,000
	Michigan
2,955	Kent Hospital Finance Authority, Metropolitan Hospital Ser 2005 B	0.38	07/07/10	2,955,000
5,000	Michigan State Hospital Finance Authority, Ascension Health Senior Credit Group Ser 2010 F-2	0.18	07/07/10	5,000,000
	Missouri
990	Cape Girardeau County Industrial Development Authority, St Francis Medical Center Ser 2009 B	0.29	07/07/10	990,000
	Missouri State Health & Educational Facilities Authority
2,800	BJC Health System Ser 2008 E	0.27	07/07/10	2,800,000
2,400	Sisters of Mercy Health System Ser 2008 E	0.26	07/07/10	2,400,000
	Nebraska
4,330	Central Plains Energy Project, Gas Project No 2 Ser 2009	0.33	07/07/10	4,330,000
	Nevada
	City of Reno
1,985	Renown Regional Medical Center Ser 2008 B	0.20	07/07/10	1,985,000
2,955	Renown Regional Medical Center Ser 2009 B	0.20	07/07/10	2,955,000
	New Mexico
	New Mexico Finance Authority
5,700	Sub Lien Ser 2008 Subser A-2	0.24	07/07/10	5,700,000
2,000	Sub Lien Ser 2008 Subser B-2	0.27	07/07/10	2,000,000

See Notes to Financial Statements

Morgan Stanley Tax-Free Daily Income Trust
Portfolio of Investments - June 30, 2010 (unaudited) continued

PRINCIPAL
AMOUNT IN		COUPON	DEMAND
THOUSANDS		RATE (a)	DATE (b)	VALUE
$1,390	New Mexico Hospital Equipment Loan Council, Presbyterian Healthcare Services Ser 2008	0.25%	07/07/10	$1,390,000
3,000	New Mexico Municipal Energy Acquisition Authority, Gas Supply Ser 2009	0.60	07/07/10	3,000,000
	New York
4,000	Austin Trust, New York City Municipal Water Finance Authority Fiscal 2005 Ser B Custody Receipts Ser 2008-1199 (AGM Insd)	0.31	07/07/10	4,000,000
1,000	JP Morgan Chase & Co., New York City Municipal Water Finance Authority Ser 2009 EE PUTTERs Ser 3587	0.31	07/07/10	1,000,000
3,300	New York City Municipal Water Finance Authority, Second General Fiscal 2010 Ser CC	0.28	07/07/10	3,300,000
1,000	New York Liberty Development Corporation, World Trade Center Ser 2009 A	0.50	01/18/11	1,000,000
	North Carolina
1,000	Austin Trust, Charlotte-Mecklenburg Hospital Authority Carolinas Healthcare Ser 2008 A Custody Receipts Ser 2008-1149	0.31	07/07/10	1,000,000
3,000	North Carolina Capital Facilities Finance Agency, High Point University Ser 2007	0.34	07/07/10	3,000,000
	North Carolina Medical Care Commission
1,785	FirstHealth of the Carolinas Ser 2008 A	0.21	07/07/10	1,785,000
1,000	Novant Health Obligated Group Ser 2004 A	0.25	07/07/10	1,000,000
3,000	Novant Health Obligated Group Ser 2006 Eagle #20070065 Class A (BHAC Insd)	0.32	07/07/10	3,000,000
2,000	Novant Health Ser 2008 B	0.22	07/07/10	2,000,000
4,780	United Church Homes & Services Ser 2007	0.34	07/07/10	4,780,000
3,450	Piedmont Triad Airport Authority, Ser 2008 A	0.30	07/07/10	3,450,000
	Ohio
1,950	City of Columbus, Sewer Ser 2008 B	0.26	07/07/10	1,950,000
	Oklahoma
2,900	Oklahoma Turnpike Authority, Second Senior Ser 2006 C	0.29	07/07/10	2,900,000
	Oregon
2,000	Oregon State Facilities Authority, PeaceHealth Ser 2008 A	0.23	07/07/10	2,000,000
	Pennsylvania
1,935	Berks County Municipal Authority, Reading Hospital & Medical Center Ser 2009 A-5	0.55	07/15/10	1,935,000
1,700	Bucks County Industrial Development Authority, Pennswood Village Ser 2007 A	0.35	07/07/10	1,700,000
4,355	Derry Township Industrial & Commercial Development Authority, Hotel Tax Arena Ser 2000 A	0.28	07/07/10	4,355,000
1,000	RBC Municipal Products Inc Trust, Berks County Municipal Authority Reading Hospital & Medical Center Ser 2008 Floater Certificates Ser C-13	0.30	07/07/10	1,000,000
1,130	Southcentral General Authority, WellSpan Health Series 2008 A ROCs II-R Ser 11686	0.32	07/07/10	1,130,000

See Notes to Financial Statements

Morgan Stanley Tax-Free Daily Income Trust
Portfolio of Investments - June 30, 2010 (unaudited) continued

PRINCIPAL
AMOUNT IN		COUPON	DEMAND
THOUSANDS		RATE (a)	DATE (b)	VALUE
	South Carolina
$3,660	City of Columbia, Waterworks & Sewer System Ser 2009	0.20%	07/01/10	$3,660,000
	South Carolina Jobs-Economic Development Authority
1,000	AnMed Health Ser 2009 A	0.20	07/07/10	1,000,000
1,000	AnMed Health Ser 2009 C	0.20	07/07/10	1,000,000
2,625	Goodwill Industries Ser 2006	0.34	07/07/10	2,625,000
	Tennessee
1,000	Franklin County Health & Educational Facilities Board, University of the South Ser 1998 B	0.35	07/07/10	1,000,000
2,900	Montgomery County Public Building Authority, Pooled Financing Ser 2006	0.20	07/01/10	2,900,000
1,375	Shelby County Health Educational & Housing Facilities Board, Trezevant Manor Ser 2007 A	0.31	07/07/10	1,375,000
	Texas
3,700	Austin Trust, Tarrant County Cultural Education Facilities Finance Corp Texas Health Resources Ser 2007 A Custody Receipts Ser 2007-1031	0.31	07/07/10	3,700,000
4,500	Dallas Area Rapid Transit, Sales Tax Ser 2008 ROCs II-R Ser 11541	0.32	07/07/10	4,500,000
	Harris County Cultural Education Facilities Finance Corporation
3,100	Methodist Hospital System Ser 2008 C-2	0.12	07/01/10	3,100,000
2,000	Methodist Hospital System Ser 2009 C-2	0.12	07/01/10	2,000,000
2,000	Harris County Health Facilities Development Corporation, Baylor College of Medicine Ser 2007 B	0.14	07/01/10	2,000,000
1,500	Harris County Industrial Development Corporation, Baytank Inc Ser 1998	0.25	07/07/10	1,500,000
1,600	North Central Texas Health Facility Development Corporation, Baylor Health Care System Ser 2006 A	0.20	07/07/10	1,600,000
1,000	RBC Municipal Products Inc Trust, Houston Combined Utility System First Lien Ser 2010 B Floater Certificates Ser E-14	0.30	07/07/10	1,000,000
	Utah
1,565	Utah Water Finance Agency, Ser 2008 B	0.24	07/07/10	1,565,000
	Virginia
	Fairfax County Industrial Development Authority
1,170	Inova Health System Foundation Ser 1988 A	0.26	07/07/10	1,170,000
1,950	Inova Health System Foundation Ser 1998 B	0.26	07/07/10	1,950,000
500	Inova Health System Window Ser 2020 A-1	0.43	09/24/10	500,000
1,000	JP Morgan Chase & Co., Fairfax County Industrial Development Authority Inova Health System Foundation Ser 2009 A PUTTERs Ser 3590	0.31	07/07/10	1,000,000
	Norfolk Economic Development Authority
205	Sentara Healthcare Window Ser 2010 B	0.43	09/23/10	205,000
250	Sentara Healthcare Window Ser 2010 C	0.43	09/23/10	250,000
	Washington
1,000	Barclays Capital Municipal Trust Receipts, King County Limited Tax Ser 2009 Floater-TRs Ser 2009 1W (AGC Insd)	0.32	07/07/10	1,000,000
4,800	Energy Northwest, Project 1 Ser 2003 A PUTTERs Ser 2965	0.31	07/07/10	4,800,000

See Notes to Financial Statements

Morgan Stanley Tax-Free Daily Income Trust
Portfolio of Investments - June 30, 2010 (unaudited) continued

PRINCIPAL
AMOUNT IN		COUPON	DEMAND
THOUSANDS		RATE (a)	DATE (b)	VALUE
	Wisconsin
$1,000	Barclays Capital Municipal Trust Receipts, Wisconsin Health & Educational Facilities Authority Children’s Hospital of Wisconsin Ser 2008 B Floater-TRs Ser 15W	0.32%	07/07/10	$1,000,000
1,140	City of Rhinelander, YMCA of the Northwoods Ser 2006	0.41	07/07/10	1,140,000
1,000	Milwaukee Redevelopment Authority, University of Wisconsin-Milwaukee-Kenilworth Ser 2005	0.31	07/07/10	1,000,000
3,100	Wisconsin Health & Educational Facilities Authority
	Concordia University Inc Ser 2009	0.31	07/07/10	3,100,000

	Total Short-Term Variable Rate Municipal Obligations (Cost $200,005,000)			200,005,000

				YIELD TO
				MATURITY
		COUPON	MATURITY	ON DATE OF
		RATE	DATE	PURCHASE

	Tax-Exempt Commercial Paper (8.1%)
	California
2,000	San Gabriel Valley Council of Governments, Alameda Corridor East GANs	0.36%	07/22/10	0.36%	2,000,000
	Florida
2,000	Jacksonville, Ser A	0.34	08/09/10	0.34	2,000,000
	Maryland
1,000	Baltimore County, Consolidated Public Improvement Ser 2002 BANs	0.31	07/22/10	0.31	1,000,000
1,770	Maryland Health & Educational Facilities Authority, Johns Hopkins Health System Ser 2004 A	0.30	07/28/10	0.30	1,770,000
3,000	Montgomery County, 2010 Ser B BANs	0.32	08/17/10	0.32	3,000,000
	Texas
1,500	Austin, Combined Utility Systems Ser 2002A	0.37	07/08/10	0.37	1,500,000
	Harris County Cultural Education Facilities Finance Corporation
2,000	Methodist Hospital System Ser 2009 C-1	0.33	10/05/10	0.33	2,000,000
2,000	Methodist Hospital System Ser 2009 C-1	0.36	10/20/10	0.36	2,000,000
	Texas Municipal Power Agency
1,000	Ser 2005 A	0.35	07/06/10	0.35	1,000,000
1,000	Ser 2005 A	0.33	07/20/10	0.33	1,000,000
	Washington
2,000	King County, Sewer Ser A	0.34	08/09/10	0.34	2,000,000

	Total Tax-Exempt Commercial Paper (Cost $19,270,000)				19,270,000

	Short-Term Municipal Notes and Bonds (4.9%)
	Georgia
500	Georgia Municipal Gas Authority, Gas Portfolio III 2010 Ser I, dtd 05/17/10	2.00	05/17/11	0.65	505,878

See Notes to Financial Statements

Morgan Stanley Tax-Free Daily Income Trust
Portfolio of Investments - June 30, 2010 (unaudited) continued

				YIELD TO
PRINCIPAL				MATURITY
AMOUNT IN		COUPON	MATURITY	ON DATE OF
THOUSANDS		RATE	DATE	PURCHASE	VALUE
	Massachusetts
$2,000	Pioneer Valley Transit Authority, Ser 2009 RANs, dtd 07/30/09	2.25%	07/29/10	1.67%	$2,000,874
	Ohio
1,005	City of Marion, Ser 2009 B BANs, dtd 10/14/09	1.75	10/13/10	1.25	1,006,413
500	Elgin Local School District, School Facilities Construction & Improvement Ser 2010, dtd 05/27/10	1.75	09/15/10	0.76	501,013
1,000	Township of Deerfield, Ser 2009 BANs, dtd 11/12/09	1.50	11/10/10	0.67	1,002,978
1,000	Township of Union, Ser 2009 BANs, dtd 09/15/09	1.25	09/14/10	0.70	1,001,121
1,000	Wadsworth City School District, Ser 2009 Notes, dtd 09/22/09	2.25	09/22/10	0.65	1,003,613
	Texas
3,600	State of Texas, Ser 2009 TRANs, dtd 09/01/09	2.50	08/31/10	0.47	3,612,124
	Wisconsin
1,000	Wisconsin Rural Water Construction Loan Program, Ser 2009 BANs, dtd 10/27/09	1.50	11/15/10	0.75	1,002,790

	Total Short-Term Municipal Notes and Bonds (Cost $11,636,804)				11,636,804

NUMBER OF
SHARES (000)

	Investment Company (3.0%)
7,100	Morgan Stanley Institutional Liquidity Funds – Government Portfolio – Institutional Class (See Note 5) (Cost $7,100,000)				7,100,000

	Total Investments (Cost $238,011,804) (c)			99.9%	238,011,804

	Other Assets in Excess of Liabilities			0.1	141,450

	Net Assets			100.0%	$238,153,254

BANs	Bond Anticipation Notes.
GANs	Grant Anticipation Notes.
PUTTERs	Puttable Tax-Exempt Receipts.
RANs	Revenue Anticipation Notes.
ROCs	Reset Option Certificates.
TRANs	Tax Revenue Anticipation Notes.
(a)	Rate shown is the rate in effect at June 30, 2010.
(b)	Date on which the principal amount can be recovered through demand.
(c)	Cost is the same for federal income tax purposes.

Bond Insurance:
AGC	Assured Guaranty Corporation.
AGM	Assured Guaranty Municipal Corporation.
BHAC	Berkshire Hathaway Assurance Corporation.

See Notes to Financial Statements

Morgan Stanley Tax-Free Daily Income Trust
Financial Statements

Statement of Assets and Liabilities
June 30, 2010 (unaudited)

Assets:
Investments in securities, at value (cost $230,911,804)	$230,911,804
Investment in affiliate, at value (cost $7,100,000)	7,100,000
Cash	164,748
Receivable for:
Shares of beneficial interest sold	592,402
Interest	235,585
Dividends from affiliate	12
Prepaid expenses and other assets	25,654

Total Assets	239,030,205

Liabilities:
Payable for:
Shares of beneficial interest redeemed	676,961
Transfer agent fee	36,752
Investment advisory fee	35,262
Administration fee	10,849
Accrued expenses and other payables	117,127

Total Liabilities	876,951

Net Assets	$238,153,254

Composition of Net Assets:
Paid-in-capital	$238,214,002
Dividends in excess of net investment income	(61,465)
Accumulated undistributed net realized gain	717

Net Assets	$238,153,254

Net Asset Value Per Share
238,123,108 shares outstanding (unlimited shares authorized of $.01 par value)	$1.00

Statement of Operations
For the six months ended June 30, 2010 (unaudited)

Net Investment Income:
Income
Interest	$425,451
Dividends from affiliate	12

Total Income	425,463

Expenses
Investment advisory fee	562,755
Shareholder service fee	124,905
Transfer agent fees and expenses	71,644
Administration fee	62,528
Professional fees	35,187
Shareholder reports and notices	21,362
Registration fees	18,227
Trustees’ fees and expenses	13,199
Custodian fees	5,886
Other	15,574

Total Expenses	931,267
Less: amounts waived/reimbursed	(518,469)

Net Expenses	412,798

Net Investment Income	12,665
Net Realized Gain	717

Net Increase	$13,382

See Notes to Financial Statements

Morgan Stanley Tax-Free Daily Income Trust
Financial Statements continued

Statements of Changes in Net Assets

	FOR THE SIX	FOR THE YEAR
	MONTHS ENDED	ENDED
	JUNE 30, 2010	DECEMBER 31, 2009
	(unaudited)

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$12,665	$94,928
Net realized gain	717	8,203

Net Increase	13,382	103,131
Dividends to shareholders from net Investment income	(12,485)	(95,806)
Net decrease from transactions in shares of beneficial interest	(50,991,551)	(162,339,896)

Net Decrease	(50,990,654)	(162,332,571)
Net Assets:
Beginning of period	289,143,908	451,476,479

End of Period (Including dividends in excess of net investment income of $61,465 and $61,645, respectively)	$238,153,254	$289,143,908

See Notes to Financial Statements

Morgan Stanley Tax-Free Daily Income Trust
Notes to Financial Statements - June 30, 2010 (unaudited)

1. Organization and Accounting Policies
Morgan Stanley Tax-Free Daily Income Trust (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. The Fund’s investment objective is to provide a high level of daily income which is exempt from federal income tax, consistent with stability of principal and liquidity. The Fund was incorporated in Maryland on March 24, 1980, commenced operations on February 20, 1981 and reorganized as a Massachusetts business trust on April 30, 1987.

The following is a summary of significant accounting policies:

A. Valuation of Investments — Portfolio securities are valued at amortized cost, which approximates market value, in accordance with Rule 2a-7 under the Act. Investments in open-end mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income. Interest income is accrued daily as earned.

C. Federal Income Tax Policy — It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable and non-taxable income to its shareholders. Therefore, no federal income tax provision is required. The Fund files tax returns with the U.S. Internal Revenue Service, New York State and New York City. The Fund recognizes the tax effects of a tax position taken or expected to be taken in a tax return only if it is more likely than not to be sustained based solely on its technical merits as of the reporting date. The more-likely-than-not threshold must continue to be met in each reporting period to support continued recognition of the benefit. The difference between the tax benefit recognized in the financial statements for a tax position taken and the tax benefit claimed in the income tax return is referred to as an unrecognized tax benefit. There are no unrecognized tax benefits in the accompanying financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in other expenses in the Statement of Operations. Each of the tax years filed in the four-year period ended December 31, 2009 remains subject to examination by taxing authorities.

D. Dividends and Distributions to Shareholders — The Fund records dividends and distributions to shareholders as of the close of each business day.

Morgan Stanley Tax-Free Daily Income Trust
Notes to Financial Statements - June 30, 2010 (unaudited) continued

E. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles in the United States (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

F. Subsequent Events — The Fund considers events or transactions that occur after the date of the Statement of Assets and Liabilities but before the financial statements are issued to provide additional evidence relative to certain estimates or to identify matters that require additional disclosure. Subsequent events have been evaluated through the date of issuance of these financial statements.

G. Indemnifications — The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
2. Fair Valuation Measurements
Financial Accounting Standards Board Accounting Standards Codification (ASC) 820, Fair Value Measurements and Disclosures (ASC 820) (formerly known as FAS 157), defines fair value as the price that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs including the Fund’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

Morgan Stanley Tax-Free Daily Income Trust
Notes to Financial Statements - June 30, 2010 (unaudited) continued

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used as of June 30, 2010 in valuing the Fund’s investments carried at fair value:

		FAIR VALUE MEASUREMENTS AT JUNE 30, 2010 USING
		UNADJUSTED	OTHER
		QUOTED PRICES IN	SIGNIFICANT	SIGNIFICANT
		ACTIVE MARKET FOR	OBSERVABLE	UNOBSERVABLE
		IDENTICAL INVESTMENTS	INPUTS	INPUTS
INVESTMENT TYPE	TOTAL	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)

Short-Term Investments
Short-Term Variable Rate Municipal Obligations	$200,005,000	—	$200,005,000	—
Tax-Exempt Commercial Paper	19,270,000	—	19,270,000	—
Short-Term Municipal Notes and Bonds	11,636,804	—	11,636,804	—
Investment Company	7,100,000	$7,100,000	—	—

Total	$238,011,804	$7,100,000	$230,911,804	—

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The Fund recognizes transfers between the Levels as of the end of the period. As of June 30, 2010, the Fund did not have any investments transfer between valuation levels.
3. Investment Advisory/Administration Agreements
Pursuant to an Investment Advisory Agreement with Morgan Stanley Investment Advisors Inc. (the “Investment Adviser”), the Fund pays the Investment Adviser an advisory fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.45% to the portion of the daily net assets not exceeding $500 million; 0.375% to the portion of the daily net assets exceeding $500 million but not exceeding $750 million; 0.325% to the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; 0.30% to the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.275% to the portion of the daily net assets exceeding $1.5 billion but not exceeding $2 billion; 0.25% to the portion of the daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.225% to the portion of the daily net assets exceeding $2.5 billion but not exceeding $3 billion; 0.20% to the portion of the daily net assets exceeding $3 billion but not exceeding $15 billion; and 0.199% to the portion of the daily net assets exceeding $15 billion.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the “Administrator”), an affiliate of the Investment Adviser, the Fund pays an administration fee, accrued daily and payable monthly, by applying the annual rate of 0.05% to the Fund’s daily net assets.

Morgan Stanley Tax-Free Daily Income Trust
Notes to Financial Statements - June 30, 2010 (unaudited) continued

Under an agreement between the Administrator and State Street Bank and Trust Company (“State Street”), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

The Investment Adviser has voluntarily agreed to cap the Fund’s operating expenses by assuming the Fund’s “other expenses” and/or waiving the Fund’s advisory fees, and the Administrator has agreed to waive the Fund’s administrative fees, to the extent that such operating expenses exceed 0.60% of the average daily net assets of the Fund on an annualized basis. Such voluntary waivers may be terminated at any time without notice.
4. Shareholder Services Plan
Pursuant to a Shareholder Service Plan (the “Plan”), the Fund may pay Morgan Stanley Distributors Inc. (the “Distributor”) as compensation for the provision of services to shareholders a service fee up to the rate of 0.15% on an annualized basis of the average daily net assets of the Fund.

Reimbursements for these expenses are made in monthly payments by the Fund to the Distributor, which will in no event exceed an amount equal to a payment at the annual rate of 0.15% of the Fund’s average daily net assets during the month. Expenses incurred by the Distributor pursuant to the Plan in any fiscal year will not be reimbursed by the Fund through payments accrued in any subsequent fiscal year. For the six months ended June 30, 2010, the distribution fee was accrued at the annual rate of 0.10%.

The Distributor, Investment Adviser and Administrator have voluntarily agreed to waive/reimburse all or a portion of the Fund’s shareholder servicing fee, investment advisory fee and administration fee, respectively, to the extent that total expenses exceed total income of the Fund on a daily basis. For the six months ended June 30, 2010, the Distributor waived $125,057, and the Investment Adviser waived $393,412. The fee waivers and/or expense reimbursements are expected to continue until such time that the Board of Trustees acts to discontinue such waivers and/or reimbursements when it deems such action is appropriate.
5. Security Transactions and Transactions with Affiliates
The Fund invests in Morgan Stanley Institutional Liquidity Funds – Government Portfolio – Institutional Class, an open-end management investment company managed by an affiliate of the Investment Adviser. Investment advisory fees paid by the Fund are reduced by an amount equal to the advisory and administrative service fees paid by Morgan Stanley Institutional Liquidity Funds – Government Portfolio – Institutional Class with respect to assets invested by the Fund in Morgan Stanley Institutional Liquidity Funds – Government Portfolio – Institutional Class. For the six months ended June 30, 2010, there were no advisory fees reduced relating to the Fund’s investment in Morgan Stanley Institutional Liquidity Funds – Government Portfolio – Institutional Class. Income distributions earned by the Fund are recorded as “dividends from affiliate” in the Statement of Operations and totaled $12 for the six months ended June 30, 2010. During the six months

Morgan Stanley Tax-Free Daily Income Trust
Notes to Financial Statements - June 30, 2010 (unaudited) continued

ended June 30, 2010, the cost of purchases of investments in Morgan Stanley Institutional Liquidity Funds – Government Portfolio – Institutional Class aggregated $7,100,000.

The cost of purchases and proceeds from sales/maturities of portfolio securities for the six months ended June 30, 2010 aggregated $284,693,178 and $335,343,102, respectively. Included in the aforementioned transactions are purchases and sales of $32,880,000 and $61,810,000, respectively, with other Morgan Stanley Funds.

Morgan Stanley Services Company Inc., an affiliate of the Investment Adviser and Distributor, is the Fund’s transfer agent.

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Trustees voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003. Aggregate pension costs for the six months ended June 30, 2010, included in “trustees’ fees and expenses” in the Statement of Operations amounted to $9,406. At June 30, 2010, the Fund had an accrued pension liability of $65,013, which is included in “accrued expenses and other payables” in the Statement of Assets and Liabilities.

The Fund has an unfunded Deferred Compensation Plan (the “Compensation Plan”) which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

6.	Shares of Beneficial Interest
Transactions in shares of beneficial interest at $1.00 per share, were as follows:

	FOR THE SIX	FOR THE YEAR
	MONTHS ENDED	ENDED
	JUNE 30, 2010	DECEMBER 31, 2009
	(unaudited)
Shares sold	161,670,639	515,264,740
Shares issued in reinvestment of dividends	12,478	95,787

	161,683,117	515,360,527
Shares redeemed	(212,674,668)	(677,700,423)

Net decrease in shares outstanding	(50,991,551)	(162,339,896)

Morgan Stanley Tax-Free Daily Income Trust
Notes to Financial Statements - June 30, 2010 (unaudited) continued

7.	Federal Income Tax Status
The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

As of December 31, 2009, the Fund had temporary book/tax differences primarily attributable to nondeductible expenses.
8. New Accounting Pronouncement
On January 21, 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2010-06. The ASU amends Accounting Standards Codification 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances, and settlements relating to Level 3 measurements. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques in Level 2 and Level 3 fair value measurements. The application of ASU 2010-06 is required for fiscal years and interim periods beginning after December 15, 2009, except for disclosures about purchases, sales, issuances, and settlements relating to Level 3 measurements, which are required for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years.

Morgan Stanley Tax-Free Daily Income Trust
Financial Highlights

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

	FOR THE SIX
	MONTHS ENDED		FOR THE YEAR ENDED DECEMBER 31,
	JUNE 30, 2010		2009		2008		2007	2006	2005
	(unaudited)
Selected Per Share Data:
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00	$1.00	$1.00

Net income from investment operations	0.000	(1)	0.000	(1)	0.017		0.031	0.029	0.018
Less dividends and distributions from net investment income	(0.000	)(1)	(0.000	)(1)	(0.017	)(2)	(0.031)	(0.029)	(0.018)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00	$1.00	$1.00

Total Return	0.00	%(7)	0.02%		1.67%		3.16%	2.90%	1.86%
Ratios to Average Net Assets:
Total expenses(3)	0.33	%(8)	0.48	%(4)(5)	0.61	%(4)(5)	0.61%	0.61%	0.61%
Net investment income(3)	0.01	%(8)	0.02	%(4)(5)	1.64	%(4)(5)	3.10%	2.85%	1.82%
Rebate from Morgan Stanley affiliate	—		0.00	%(6)	0.00	%(6)	—	—	—
Supplemental Data:
Net assets, end of period, in thousands	$238,153		$289,144		$451,476		$428,174	$397,788	$380,423

(1)	Amount is less than $0.001.
(2)	Includes capital gain distribution of less than $0.001.
(3)	If the Fund had borne all expenses that were reimbursed or waived by the Distributor, Investment Adviser and Administrator, the annualized expense and net investment income (loss) ratios would have been as follows:

	EXPENSE	NET INVESTMENT
PERIOD ENDED:	RATIO	INCOME (LOSS) RATIO
June 30, 2010	0.74%	(0.40)%
December 31, 2009	0.77	(0.27)
December 31, 2008	0.72	1.53
December 31, 2007	0.73	2.98
December 31, 2006	0.72	2.74
December 31, 2005	0.71	1.72

(4)	The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from Morgan Stanley affiliate”.
(5)	Reflects fees paid in connection with the U.S. Treasury Guarantee Program for Money Markets Funds. This fee had an effect of 0.04% and 0.05% for the year ended 2009 and 2008, respectively.
(6)	Amount is less than 0.005%.
(7)	Not annualized.
(8)	Annualized.

See Notes to Financial Statements

Morgan Stanley Tax-Free Daily Income Trust
An Important Notice Concerning Our U.S. Privacy Policy (unaudited)

We are required by federal law to provide you with a copy of our privacy policy (“Policy”) annually.

This Policy applies to current and former individual clients of Morgan Stanley Distributors Inc., as well as current and former individual investors in Morgan Stanley mutual funds and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. We may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy
We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Morgan Stanley companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as “personal information.”

1.	What Personal Information Do We Collect About You?
To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our websites and from third parties and other sources.

For example:

•	We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through application forms you submit to us.

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

Morgan Stanley Tax-Free Daily Income Trust
An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of “cookies.” “Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2.	When Do We Disclose Personal Information We Collect About You?
To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to non-affiliated third parties.

A. Information We Disclose to Our Affiliated Companies.  In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information about you to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

B. Information We Disclose to Third Parties.  We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be required by law.

3.	How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?
We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to confidentiality standards with respect to such information.

Morgan Stanley Tax-Free Daily Income Trust
An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

4.	How Can You Limit Our Sharing of Certain Personal Information About You With Our Affiliated Companies for Eligibility Determination?
We respect your privacy and offer you choices as to whether we share with our affiliated companies personal information that was collected to determine your eligibility for products and services such as credit reports and other information that you have provided to us or that we may obtain from third parties (“eligibility information”). Please note that, even if you direct us not to share certain eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with those companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies – such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5.	How Can You Limit the Use of Certain Personal Information About You by Our Affiliated Companies for Marketing?
You may limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products or services to you. This information includes our transactions and other experiences with you such as your assets and account history. Please note that, even if you choose to limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products and services to you, we may still share such personal information about you with them, including our transactions and experiences with you, for other purposes as permitted under applicable law.

6.	How Can You Send Us an Opt-Out Instruction?
If you wish to limit our sharing of certain personal information about you with our affiliated companies for “eligibility purposes” and for our affiliated companies’ use in marketing products and services to you as described in this notice, you may do so by:

•	Calling us at (800) 869-6397
Monday-Friday between 8 a.m. and 8 p.m. (EST)

•	Writing to us at the following address:
Morgan Stanley Privacy Department
Harborside Financial Center, Plaza Two, 3rd Floor
Jersey City, NJ 07311

If you choose to write to us, your written request should include: your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In

Morgan Stanley Tax-Free Daily Income Trust
An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account. Please allow approximately 30 days from our receipt of your opt-out for your instructions to become effective.

Please understand that if you opt-out, you and any joint account holders may not receive certain Morgan Stanley or our affiliated companies’ products and services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account with us or our affiliates, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

Special Notice to Residents of Vermont
This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Morgan Stanley Privacy Department
Harborside Financial Center, Plaza Two, 3rd Floor
Jersey City, NJ 07311

Your authorization should include: your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

Trustees

Frank L. Bowman
Michael Bozic
Kathleen A. Dennis
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Michael E. Nugent
W. Allen Reed
Fergus Reid

Officers

Michael E. Nugent
Chairperson of the Board

Randy Takian
President and Principal Executive Officer

Mary Ann Picciotto
Chief Compliance Officer

Stefanie V. Chang Yu
Vice President

Francis J. Smith
Treasurer and Principal Financial Officer

Mary E. Mullin
Secretary

Transfer Agent

Morgan Stanley Services Company, Inc.
Harborside Financial Center, Plaza Two
Jersey City, New Jersey 07311

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Investment Adviser

Morgan Stanley Investment Advisors Inc.
522 Fifth Avenue
New York, New York 10036

The financial statements included herein have been taken from the records of the Fund without examination by the independent auditors and accordingly they do not express an opinion thereon.

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund’s Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Morgan Stanley Distributors Inc., member FINRA.

(c)  2010 Morgan Stanley

INVESTMENT MANAGEMENT
Morgan Stanley
Tax-Free Daily Income Trust

Semiannual
Report

June 30, 2010

DSTSAN
IU10-03003P-Y06/10

Item 2. Code of Ethics.
Not applicable for semiannual reports.
Item 3. Audit Committee Financial Expert.
Not applicable for semiannual reports.
Item 4. Principal Accountant Fees and Services
Not applicable for semiannual reports.
Item 5. Audit Committee of Listed Registrants.
Not applicable for semiannual reports.
Item 6.
(a) Refer to Item 1.
(b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable for semiannual reports.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Applicable only to reports filed by closed-end funds.
Item 9. Closed-End Fund Repurchases
Applicable to reports filed by closed-end funds.
Item 10. Submission of Matters to a Vote of Security Holders
Not applicable.

Item 11. Controls and Procedures
(a) The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.
(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits
(a) Code of Ethics — Not applicable for semiannual reports.
(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Morgan Stanley Tax-Free Daily Income Trust

/s/ Randy Takian
Randy Takian
Principal Executive Officer August 17, 2010
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Randy Takian
Randy Takian
Principal Executive Officer August 17, 2010

/s/ Francis Smith
Francis Smith
Principal Financial Officer August 17, 2010

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